SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Portfolio Optimization Moderate Portfolio dated May 1, 2018 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is removed from the Principal Risks from Holdings in Underlying Funds subsection:

•                  Short Exposure Risk